                                                                        Exhibit 99.1
The tables below reflect the break-out of Care.com as a new reportable segment described in Item 7.01 of this Form 8-K. The information presented below should be read in conjunction with IAC Inc.'s historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3
	(Unaudited; in thousands)
Revenue
Dotdash Meredith	$1,934,699	$387,582	$413,998	$417,457	$475,856	$1,694,893	$390,540	$425,161	$439,463
Angi Inc.	1,764,355	355,497	351,587	351,231	300,433	1,358,748	305,390	315,134	296,719
Care.com	362,570	94,547	87,620	101,558	91,314	375,039	92,527	87,650	95,746
Search	731,431	152,475	177,036	166,068	133,459	629,038	108,473	101,756	88,284
Emerging & Other	460,895	97,856	84,765	78,267	59,130	320,018	34,014	19,886	18,565
Inter-segment eliminations	(18,670)	(3,686)	(3,417)	(3,240)	(2,158)	(12,501)	(1,264)	(60)	(58)
Total revenue	$5,235,280	$1,084,271	$1,111,589	$1,111,341	$1,058,034	$4,365,235	$929,680	$949,527	$938,719

Operating (loss) income
Dotdash Meredith(a)(b)	$(188,091)	$(111,234)	$(17,820)	$(3,573)	$(18,111)	$(150,738)	$(20,829)	$18,338	$22,061
Angi Inc.	(75,620)	(10,881)	(15,381)	(7,862)	7,626	(26,498)	2,716	9,187	7,817
Care.com	31,189	17,546	5,836	16,489	5,333	45,204	13,071	328	15,732
Search	83,398	10,770	13,961	12,011	7,456	44,198	4,356	4,624	2,389
Emerging & Other	(188,028)	(5,690)	(3,785)	(15,883)	(1,083)	(26,441)	(21,081)	(6,773)	(2,618)
Corporate	(137,619)	(36,107)	(38,284)	(33,919)	(38,178)	(146,488)	(37,411)	(37,703)	(29,055)
Total operating (loss) income	$(474,771)	$(135,596)	$(55,473)	$(32,737)	$(36,957)	$(260,763)	$(59,178)	$(11,999)	$16,326

Stock-based compensation expense
Dotdash Meredith	$(21,755)	$(5,091)	$(5,570)	$(6,411)	$(6,429)	$(23,501)	$(7,349)	$(6,680)	$(5,832)
Angi Inc.	(50,802)	(12,712)	(10,297)	(10,581)	(9,824)	(43,414)	(9,397)	(8,672)	(10,024)
Care.com	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—
Emerging & Other	(2,373)	(517)	(188)	(596)	(504)	(1,805)	(410)	(253)	(478)
Corporate	(48,546)	(10,621)	(14,138)	(11,374)	(12,328)	(48,461)	(11,751)	(13,494)	(11,897)
Total stock-based compensation expense	$(123,476)	$(28,941)	$(30,193)	$(28,962)	$(29,085)	$(117,181)	$(28,907)	$(29,099)	$(28,231)

Depreciation
Dotdash Meredith(b)	$(41,385)	$(33,366)	$(16,868)	$(8,728)	$(11,295)	$(70,257)	$(8,555)	$(6,018)	$(5,714)
Angi Inc.	(77,523)	(25,190)	(22,004)	(22,493)	(23,917)	(93,604)	(23,849)	(24,324)	(17,568)
Care.com	(1,609)	(674)	(531)	(618)	(1,415)	(3,238)	(1,810)	(1,045)	(1,058)
Search	(88)	(21)	(21)	(22)	(21)	(85)	(21)	(21)	(62)
Emerging & Other	(829)	(268)	(199)	(124)	(167)	(758)	(23)	(13)	(19)
Corporate	(9,552)	(1,653)	(1,660)	(1,791)	(2,050)	(7,154)	(2,315)	(2,027)	(2,024)
Total depreciation	$(130,986)	$(61,172)	$(41,283)	$(33,776)	$(38,865)	$(175,096)	$(36,573)	$(33,448)	$(26,445)

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3
	(Unaudited; in thousands)
Amortization of intangibles
Dotdash Meredith	$(277,712)	$(49,660)	$(49,474)	$(56,697)	$(123,906)	$(279,737)	$(35,167)	$(35,388)	$(35,034)
Angi Inc.	(13,774)	(2,662)	(2,663)	(2,633)	—	(7,958)	—	—	—
Care.com	(14,101)	(2,122)	(1,893)	(1,894)	(1,854)	(7,763)	(1,552)	(1,322)	(1,321)
Search	—	—	—	—	—	—	—	—	—
Emerging & Other	(2,131)	(162)	(153)	(149)	(48)	(512)	(9)	—	—
Corporate	—	—	—	—	—	—	—	—	—
Total amortization of intangibles	$(307,718)	$(54,606)	$(54,183)	$(61,373)	$(125,808)	$(295,970)	$(36,728)	$(36,710)	$(36,355)

Acquisition-related contingent consideration fair value adjustment
Dotdash Meredith	$612	$—	$—	$—	$—	$—	$—	$—	$—
Angi Inc.	—	—	—	—	—	—	—	—	—
Care.com	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—
Emerging & Other	—	—	—	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—	—	—
Total acquisition-related contingent consideration fair value adjustment	$612	$—	$—	$—	$—	$—	$—	$—	$—

Goodwill impairment
Dotdash Meredith	$—	$—	$—	$—	$—	$—	$—	$—	$—
Angi Inc.	—	—	—	—	—	—	—	—	—
Care.com	—	—	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—	—	—
Emerging & Other	(112,753)	—	—	(9,000)	—	(9,000)	—	—	—
Corporate	—	—	—	—	—	—	—	—	—
Total goodwill impairment	$(112,753)	$—	$—	$(9,000)	$—	$(9,000)	$—	$—	$—

Adjusted EBITDA(c)
Dotdash Meredith(a)	$152,149	$(23,117)	$54,092	$68,263	$123,519	$222,757	$30,242	$66,424	$68,641
Angi Inc.	66,479	29,683	19,583	27,845	41,367	118,478	35,962	42,183	35,409
Care.com	46,899	20,342	8,260	19,001	8,602	56,205	16,433	2,695	18,111
Search	83,486	10,791	13,982	12,033	7,477	44,283	4,377	4,645	2,451
Emerging & Other	(69,942)	(4,743)	(3,245)	(6,014)	(364)	(14,366)	(20,639)	(6,507)	(2,121)
Corporate	(79,521)	(23,833)	(22,486)	(20,754)	(23,800)	(90,873)	(23,345)	(22,182)	(15,134)
Total Adjusted EBITDA	$199,550	$9,123	$70,186	$100,374	$156,801	$336,484	$43,030	$87,258	$107,357

The following table reconciles net (loss) earnings attributable to IAC shareholders to operating (loss) income to Adjusted EBITDA:

	2022	2023					2024
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3
	(Unaudited; in thousands)
Net (loss) earnings attributable to IAC shareholders	$(1,170,170)	$417,775	$(89,045)	$(390,538)	$327,750	$265,942	$45,031	$(142,232)	$(243,719)
Add back:
Net (loss) earnings attributable to noncontrolling interest	(22,285)	(2,456)	(2,585)	(1,484)	(1,100)	(7,625)	(59)	765	6,274
Earnings from discontinued operations, net of tax(d)	(2,694)	—	—	—	—	—	—	—	—
Income tax (benefit) provision	(331,087)	139,502	(24,297)	(118,838)	112,451	108,818	54,688	(34,638)	(115,839)
Other expense (income), net	217,785	(23,749)	(10,985)	(25,455)	(3,673)	(63,862)	(34,805)	(54,693)	(16,363)
Unrealized loss (gain) on investment in MGM Resort International	723,515	(704,840)	32,362	463,421	(512,611)	(721,668)	(163,751)	179,284	346,272
Interest expense	110,165	38,172	39,077	40,157	40,226	157,632	39,718	39,515	39,701
Operating (loss) income	(474,771)	(135,596)	(55,473)	(32,737)	(36,957)	(260,763)	(59,178)	(11,999)	16,326
Add back:
Stock-based compensation expense	123,476	28,941	30,193	28,962	29,085	117,181	28,907	29,099	28,231
Depreciation	130,986	61,172	41,283	33,776	38,865	175,096	36,573	33,448	26,445
Amortization of intangibles	307,718	54,606	54,183	61,373	125,808	295,970	36,728	36,710	36,355
Acquisition-related contingent consideration fair value adjustment	(612)	—	—	—	—	—	—	—	—
Goodwill impairment	112,753	—	—	9,000	—	9,000	—	—	—
Adjusted EBITDA	$199,550	$9,123	$70,186	$100,374	$156,801	$336,484	$43,030	$87,258	$107,357

Note: On November 1, 2023, Angi Inc. completed the sale of Total Home Roofing, LLC ("Roofing") and has reflected it as a discontinued operation in its standalone financial statements. Roofing did not meet the threshold to be reflected as a discontinued operation at the IAC level. During Q4 2023, IAC moved Roofing to Emerging & Other and prior period financial information was recast to conform to this presentation. As a result, Angi Inc’s revenue, operating (loss) income and Adjusted EBITDA in IAC’s financial results will agree to the corresponding amounts in Angi Inc.’s standalone financial statements.
(a)The 2022 operating loss of $188.1 million and Adjusted EBITDA of $152.1 million at Dotdash Meredith include $73.2 million of restructuring costs and $7.1 million of transaction-related costs associated with the acquisition of Meredith. Restructuring costs were related to several actions to improve efficiencies and better align Dotdash Meredith's cost structure following the acquisition of Meredith on December 1, 2021, including (i) the discontinuation of certain print publications and the shutdown of PeopleTV, (ii) a voluntary retirement program, (iii) the consolidation of certain leased spaces and (iv) a reduction in force plan. Q1 2023 operating loss of $111.2 million and Adjusted EBITDA loss of $23.1 million at Dotdash Meredith include $44.7 million of impairment charges of a right-of-use asset related to unoccupied leased office space.
(b)The 2022 operating loss of $188.1 million and depreciation of $41.4 million at Dotdash Meredith include $7.0 million of restructuring costs primarily related to the impairment of leasehold improvements and furniture and equipment related to the consolidation of certain leased spaces following the Meredith acquisition. Q1 2023 operating loss of $111.2 million and depreciation of $33.4 million at Dotdash Meredith include $25.3 million of impairment charges related to leasehold improvements and furniture and equipment related to unoccupied leased office space. Q2 2023 operating loss of $17.8 million and depreciation of $16.9 million at Dotdash Meredith include a $4.2 million write-off of certain leasehold improvements and furniture and equipment.
(c)Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
(d)On May 25, 2021, the Company completed the separation of its Vimeo business from the remaining businesses of the Company through a series of transactions that resulted in the transfer of its Vimeo business to Vimeo, Inc., (formerly named Vimeo Holdings, Inc., "Vimeo"), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC. Vimeo was presented as discontinued operations within IAC's consolidated financial statements for all periods prior to May 25, 2021. Earnings from discontinued operations in 2022 include $2.7 million of income tax benefit related to the Company's allocation of certain federal and state net operating losses to Vimeo based on the filing of its 2021 tax returns.
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